UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): March 8, 2005

                            THE GOLDFIELD CORPORATION
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  1-7525                               88-0031580
        (Commission File Number)                    (I.R.S. Employer
                                                   Identification No.)

      100 Rialto Place, Suite 500, Melbourne, Florida        32901
      -----------------------------------------------        -----
         (Address of Principal Executive Offices)          (Zip Code)

                                 (321) 724-1700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                                Table of Contents

Item 1.01 - Entry into a Material Definitive Agreement
Signature


Item 1.01 - Entry into a Material Definitive Agreement

On March 8, 2005, the Board of Directors of The Goldfield Corporation ("Goldfield") approved the actions of the Compensation Committee of the Board of Directors set forth below with regard to the compensation of John H. Sottile, Chairman, President and Chief Executive Officer of Goldfield, Robert L. Jones, President of Southeast Power Corporation, Goldfield's electrical construction subsidiary, and Stephen R. Wherry, Vice President, Treasurer and Chief Financial Officer of Goldfield, the executive officers who were named in the Summary Compensation Table of Goldfield's 2004 Proxy Statement and who are expected to be named in the Summary Compensation Table of Goldfield's 2005 Proxy Statement.

Annual Incentive Compensation Earned in 2004. The Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, an annual cash bonus award in the amount of $60,581.11 for Mr. Jones and $38,250 for Mr. Wherry, in each case earned during 2004 and paid in 2005, pursuant to The Goldfield Corporation Performance-Based Bonus Plan. These bonus awards were earned based upon the Compensation Committee's assessment of the level of performance of each of these officers with respect to the performance measures established in and for 2004. No annual cash bonus award was recommended or approved for Mr. Sottile for 2004.

2005 Base Salary Increases. The Compensation Committee recommended to the Board of Directors, and the Board of Directors approved, an increase in the base salary of Mr. Wherry, effective January 1, 2005. The revised base salary for Mr. Wherry is $175,000. In addition, in accordance with the terms of his employment contract, effective January 1, 2005, Mr. Sottile's base salary was increased by an amount equal to the percentage increase over the preceding twelve months in the Consumer Price Index for all urban consumers, which resulted in a revised base salary of $418,424.55. No action was taken with respect to the base salary of Mr. Jones.

Goldfield will provide additional compensation information regarding the compensation paid to each of the named executive for the 2004 fiscal year in Goldfield's proxy statement for the 2005 Annual Meeting of Shareholders, which is expected to be filed with the Securities and Exchange Commission in April 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE GOLDFIELD CORPORATION


                                         By: /s/ Stephen R. Wherry
                                            ------------------------------------
                                         Name:   Stephen R. Wherry
                                         Title: Vice President, Chief Financial
                                         Officer (Principal Financial Officer),
                                         Treasurer, Assistant Secretary and
                                         Principal Accounting Officer



Dated:  March 14, 2005